UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2025, BioAtla, Inc. (“the Company” or “BioAtla”) entered into an Investment Agreement (the “Investment Agreement”) with Inversagen AI, LLC, a Delaware limited liability company (“Inversagen AI”), and Alliance International Resources Corp., a Nevada corporation (“AIRC”). Subject to completion of financings by Inversagen AI as set forth in the Investment Agreement, with the initial investment led by AIRC to close by January 30, 2025, the Company agreed to sell common units of its wholly-owned subsidiary, BA 3021 SPV LLC, a Delaware limited liability company (the “SPV”) to Inversagen AI in a private placement over multiple closings. Upon completion of the transaction, Inversagen AI will own an aggregate 35% common unit ownership in the SPV in exchange for an aggregate $40 million. The Company expects to use the gross proceeds received from the sale of the SPV common units to Inversagen AI for general operating expenses and clinical trial expenses to advance ozuriftamab vedotin (“Oz-V”), the Company’s CAB-ROR2-ADC clinical asset, in a Phase 3 Study in 2L+ oropharyngeal squamous cell carcinoma (the “Phase 3 Study”).

Subject to completion of financings by Inversagen AI and customary closing conditions, the transaction is expected to occur over two closings. The first closing is expected to occur before January 30, 2026, in which the Company will receive $5 million for the sale of the SPV’s common units to Inversagen AI that represent 4.375% of the SPV common units (the “Initial Closing”). The second closing aligns with the expected initiation of the Phase 3 Study and is expected to occur no later than March 31, 2025. At the second closing, subject to completion of a financing of at least $35 million, Inversagen AI has agreed to purchase an additional 30.625% of the SPV common units in exchange for $35 million. The Investment Agreement contains representations and warranties, covenants and closing conditions, customary for a transaction of this nature.

On December 30, 2025, BioAtla formed a wholly-owned subsidiary, BA 3021 SPV LLC, a Delaware limited liability company (the “SPV”). Concurrently with the Initial Closing, BioAtla will enter into an exclusive license agreement (the “License Agreement”) with the SPV in which BioAtla will grant to the SPV, an exclusive, worldwide, perpetual and irrevocable license to BioAtla’s intellectual property rights in Oz-V. The License Agreement will grant the SPV the right to develop and commercialize Oz-V for all human uses, other than diseases (in all cases excluding oncology) in humans involving senescent cell elimination therapy.

Inversagen AI, LLC is a new company, with a mission to cure age-related diseases, formed with an initial 50:50 ownership between Inversagen, LLC (a company holding exclusive license to CAB senescence and longevity technologies from the Company) and GATC Health Corp (a company with exclusive rights to senescence AI longevity technologies). Pursuant to the Investment Agreement, an initial investment into Inversagen AI will be led by AIRC. As previously disclosed in the Company’s filings, BioAtla entered into an exclusive license agreement with Inversagen, LLC, as amended in July 2020, in which BioAtla granted Inversagen, LLC an exclusive, worldwide, royalty-bearing license under certain patents and know-how controlled by BioAtla to develop, make, have made, sell, have sold, offer for sale and import CAB-antibodies for the field of diseases associated with aging, outside of cancer.

Inversagen, LLC and Inversagen AI are deemed to be related parties of the Company, as the Company’s Chairman and Chief Executive Officer, Dr. Jay Short, and his spouse serve as managers of Inversagen, LLC and Inversagen AI.

The above descriptions of the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement, a copy of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.02.

Pursuant to the Investment Agreement, the SPV common units will be sold to Inversagen AI in a private placement exempt from the registration requirements of the Securities Act in reliance on Section 4(a)(2) of the Securities Act.

The SPV common units have not been registered under the Securities Act and none of such common units may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy common units of the SPV or any other securities of the Company.

Item 7.01	Regulation FD.

In connection with the entry into the Investment Agreement, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report.

The information included in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements. All statements other than statements of historical facts contained herein, including, but not limited to, statements we make regarding the expected gross proceeds from the transactions, the timing and completion of the transaction and the anticipated use of proceeds therefrom, are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the Company’s ability to continue as a going concern and that it will need additional funding to continue development of its CAB technology platform and its CAB product candidates; the risk that preliminary or interim clinical results may not be indicative of results from later cohorts or larger populations; potential delays in clinical and preclinical trials; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, or regulatory approval dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; whether regulatory authorities will be satisfied with the design of and results from the clinical studies or take favorable regulatory actions based on results from the clinical studies; the Company’s dependence on the success of its CAB technology platform; its ability to enroll patients in its ongoing and future clinical trials; the successful selection and prioritization of assets to focus development on selected product candidates and indications; the Company’s ability to form collaborations and partnerships with third parties and the success of such collaborations and partnerships; the Company’s reliance on third parties for the manufacture and supply of its product candidates for clinical trials; the Company’s reliance on third parties to conduct its clinical trials and some aspects of its research and preclinical testing; and potential adverse impacts due to geopolitical or macroeconomic events outside of its control, including health epidemics or pandemics. For a description of additional risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the risk factors set forth in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2025 and subsequent filings with the SEC. Any forward-looking statements contained in this Current Report speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 31, 2025

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date: December 31, 2025	By:	/s/ Richard A. Waldron
Richard A. Waldron
Chief Financial Officer